UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2018

Creative Medical Technology Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53500	87-0622284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2017 W Peoria Avenue, Phoenix, AZ 85029
(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 680-7439

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Emerging growth company If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Effective April 11, 2018, Creative Medical Technology Holdings, Inc. (the “Company”) amended promissory notes issued by it and by its operating subsidiary, Creative Medical Technology, Inc., to Creative Medical Health, Inc. (“CMH”), the parent of the Company, to permit the conversion of the notes into restricted shares of common stock of the Company. The 8% promissory notes were originally issued February 2, 2016, in the principal amount of $50,000, on May 1, 2016, in the principal amount of $50,000, and on May 18, 2016, in the principal amount of $25,000. The conversion formula on the principal and accrued interest on the amended notes is 120% of the 30-day volume weighted average price (VWAP) for the Company’s common stock traded March 1, 2018 through March 30, 2018. Immediately upon amendment of the notes, CMH converted the total outstanding principal and interest of the notes, which was $136,003. The VWAP for the 30-day period ended March 30, 2018, was $0.0138 and the number of shares issued to CMH for the conversion was 9,855,290 restricted common shares.

Item 3.02	Unregistered Sales of Equity Securities

In connection with the conversion of the notes disclosed under Item 1.01 above, the Company issued 9,855,290 shares of common stock to CMH without registration. The issuance of these securities was made pursuant to Rule 506(b) of Regulation D promulgated by the SEC under the Securities Act as a transaction not involving any public offering. No selling commissions or other remuneration were paid in connection with the issuance of these shares.

Item 8.01	Other Events

On April 12, 2018, the Company issued a press release announcing the amendment to the CMH notes and the conversion of the notes into common stock of the Company.

The press release, furnished as Exhibit 99.4 to this Form 8-K, may contain forward-looking statements. Such forward-looking statements are based on information presently available to the Company’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and subsequent reports filed by the Company with the Securities and Exchange Commission (the “Commission”). For those reasons, undue reliance should not be placed on any forward-looking statement. The Company assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by the registrant by filing reports with the Commission, through the issuance of press releases or by other methods of public disclosure.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Amendment No. 1 to $50,000 Promissory Note to CMH dated February 2, 2016

99.2	Amendment No. 1 to $50,000 Promissory Note to CMH dated May 1, 2016

99.3	Amendment No. 1 to $25,000 Promissory Note to CMH dated May 18, 2016

99.4	Press Release dated April 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Medical Technology Holdings, Inc.

Date: April 16, 2018	By:	/s/ Donald Dickerson
Donald Dickerson, Chief Financial Officer